CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher Kings, Chief Executive Officer of the Franklin New York Tax-Free Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.

The periodic report on Form N-CSR of the Registrant for the period ended 3/31/2024 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  5/28/2024

                                                                S\CHRISTOPHER KINGS

                                                                Christopher Kings
Chief Executive Officer - Finance and Administration
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Jeffrey White, Chief Financial Officer of the Franklin New York Tax-Free Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.

The periodic report on Form N-CSR of the Registrant for the period ended 3/31/2024 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  5/28/2024
                                                                S\JEFFREY WHITE

                                                                Jeffrey White
Chief Financial Officer, Chief Accounting Officer and Treasurer